                                                                EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8) of Vista Medical Technologies, Inc. of our report dated January
16, 1998, with respect to the consolidated financial statements of Vista Medical Technologies, Inc. included in its Annual Report (Form 10-K/A) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.

                                           /s/ ERNST & YOUNG LLP
                                           ---------------------
                                           ERNST & YOUNG LLP

San Diego, California
September 9, 1998